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                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (888) 777-0102

                       SUPPLEMENT DATED OCTOBER 12, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

The following information supplements and should be read in conjunction with the information contained under the caption 'Investment Manager' in the Series' current Prospectus entitled 'Management:'

    Ross S. Margolies and John (Jack) B. Cunningham have been named portfolio managers of Investors Fund.
    Robert M. Donahue, Jr. has been named co-portfolio manager of Capital Fund. Mr. Donahue joined SBAM in 1997 as a Vice President and equity analyst. Prior to joining SBAM, Mr. Donahue was employed as an analyst at Gabelli & Company from 1995 to 1997. From 1993 to 1995, he attended Columbia Business School, where he graduated with an M.B.A. in Finance.

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